EXHIBIT 10.24


PORTIONS  OF  THIS  EXHIBIT  HAVE  BEEN  OMITTED   (BASED  UPON  A  REQUEST  FOR
CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2

                      DATABASE LICENSE AGREEMENT - INTERNET

PARTIES ("Parties")

infoUSA.com:                      infoUSA.com, Inc. a Delaware corporation
                                  378 Vintage Park Drive, Foster City. CA 94404
Licensee:                         ValueStar, Inc., a California corporation
                                  360 22nd Street
                                  Oakland, CA 946!2

Effective Date:                   Date as of the last party's signature

The following is the Agreement of the Parties concerning the use of the infoUSA.com Database and the infoUSA.com Content by Licensee.

1. LICENSEE'S SERVICE. The Licensee's Service is defined per the description in Exhibit A.

2.   DATA TO BE DELIVERED BY infoUSA.com.

     The data to be delivered to Licensee ("infoUSA.com Database") is as outlined an Exhibit B. The infoUSA.com Database and the data elements (described In Exhibit C) ("infoUSA.com Content") are being licensed by infoUSA.com to Licensee pursuant to this Agreement In accordance with the License Grant below.

3.   LICENSE GRANT.

3.1 Licensed Use: Subject to the terms and conditions of this Agreement, infoUSA.oom hereby grants Licensee a limited, non-exclusive, non-transferable license for the Term to use the infoUSA.com Database and the Codemaster (defined herein) for internal use In supporting Licensee's Service in accordance with the Purpose, as outlined In Exhibit D, and to use, reproduce, distribute. display and transmit (collectively, "Display) externally to Users the infoUSA.com Content in electronic form solely on Licensee's servers as a part of Licensee's service (defined in Exhibit A) for the Purpose. The method of delivery of the infoUSA.com Database and lnfoUSA.com Content to Licensee by infoUSA.com in as described in Section 35.

3.2 Purpose and Manner In Which the infoUSA.com Database and infoUSA.com Content Will be Used by Licensee;

(a) Purpose for Which Licensee will be Using the infoUSA.com Database and InfoUSA.com Content:

     Licensee shall use the infoUSA.com Database and infoUSA.com Content solely on Licensee's servers andsolely for the Purpose as specified in Exhibit D. in support of Licensee's Service,

(b)  Manner in Which the infoUSA.com  Database and  intoUSA.com  Content Will be
Used:

     i. Validation Application

     Subject to the limitations set forth Section 7.2, Licensee may use the InfoUSA.com Database and

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infoUSA.com  Content solely on Licensee's  servers as a base record In its prime data warehouse table for delivery of Licensee's Service, to which Licensee may append data from third party data sources ("Validation Application").

     ii. Internet Application

     Licensee may permit Users (defined heroin) to search for, locate and subsequently view (collectively "Access") such infloUSA.com Content on Licensee's Internet service (Internet Application") as described in Exhibit A solely on Licensee's servers and solely In the following manner:

SEARCHES BY BUSINESS CATEGORY

o Licensee's Service may permit Users to search by one business category in a city or within a proximity of 100 miles. Nationwide searches and statewide searches within at business category shall be prohibited.

o In response to a search by a business category, the Licensee's Service will display a Page of listings of business which may show business name, street address, city, state and phone number (no zip code) (each such listing is hereinafter referred to as a "Listing") for unverified, verified and top rated businesses as described in Exhibit A. Subject to the limitations set forth in
Section 7.2, additional data from third party sources may be displayed from Licensee's database for unverified. verified and top rated businesses as described In Exhibit A.

o A User may click on Listing (displayed without zip code) In order to view one business record on a Page which includes zip code (each such record is hereinafter referred to as a "Record") for unverified, verified and top rated businesses as described in Exhibit A. Subject to the limitations set forth in section 7,2. additional data from third party sources may be displayed from Licensee's database for unverified, verified and top rated businesses as described In Exhibit A.

o No Page shall show more than 20 Listings at one time.

     iii. Co-Branding Application

     Licensee may Co-Brand the Internet Application portion of Licensee's Service (as defined herein) so long as Licensee hosts the Co-Branded service on Licensee's servers. Co-8randing shall mean that Licensee's Internet Service shall enable Users to search for and locate the infoUSA.com Content through the co-branded Internet service solely through the use of Licensee's servers. Co-Branding shall also mean that the third party site shall always have published on it both the Co-Brander's and Licensee's corporate name, link or logo as wall as infoUSA.com's logo as described in Section 4 ("Co-Branded Site"). Licensee will pay infoUSA.com CPM ROYALTIES (as described In Section 6.2) for Pages viewed by Users through all Co-Branded Sites. Licensee is prohibited from knowingly offering to provide the infoUSA.com Content through Co-Branding relationships with other infoUSA.com Licensees and/or their customers, without the prior written approval of infoUSA.com, except Licensee may offer Co-Branding services with other infoUSA.com Licensees and/or their customers by providing the infoUSA.com Licensees and/or their customers the infoUSA.com Number (as defined in the infoUSA.com Content in Exhibit C) to link to Licensee's Database.

3.3  Trademarks, Brand Features License:

     Subject to the terms end conditions of this Agreement, infoUSA.com hereby grants Licensee a limited, nonexclusive, non-transferable. worldwide, fully-paid license for the Term to use, reproduce arid display infoUSA.com's trademarks, service marks. logos and other distinctive brand features that are used in the infoUSA.com Content, and, if applicable, the Buttons, the Bannor Ads or any other of infoUSA.com's products to be promoted by Licensee pursuant to Section 5 below (collectively "infoUSA.com Brand Features"), The infoUSA.com Brand Features are set forth on Exhibit E. which is attached hereto and incorporated herein by this reference.

     Licensee may only use. reproduce and display the infoUSA.com Brand Features as necessary in order to perform its obligations under this Agreement and shall have no right to sublicense or co-brand the infdUSA.com Brand Features. Licensee acknowledges that infoUSA.com is the owner of the infoUSA.com Brand Features. and any trademark


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


applications and/or registrations thereto, and agrees that it will do nothing Inconsistent with such ownership and agrees that all use of the infoUSA.com Brand Features by Licensee shall inure to the benefit of infoUSA.com.

4.   LEGAL, COPYRIGHT AND OTHER NOTICES.

     Licensee shall either (a) continuously display a hyperlinked infoUSA.com logo, copyright notice and "click here" language on all screens where infoUSA.com Content Is displayed or b) display a hyperlinked infoUSA.com logo, copyright notice and the text line "some data provided by infoUSA.com" on all screens where infoUSA.com Content !s displayed (collectively "Display Items"). The Display items will at all times conform to the specifications set forth in Exhibit E.

5.   PROMOTION OF infoUSA.com PRODUCTS.
This section is Intentionally left blank,

6.   LICENSE FEES & ROYALTIES.

     in partial consideration for the licenses granted pursuant to Section 3, Licensee shall pay infoUSA.com as follows:

6.1  MINIMUM CPM FEES:

     Licensee shall pay infoUSA.com the greater of:

              (a) CPM Royalties as described In paragraph 6.2 below: or

              (b) An annual, nonrefundable Minimum CPM Fee as follows:

                 Year 1:  *****
                 Year 2   *****

        The Minimum CPM Fee shall be a credit against the CPM Royalties,

     Licensee shall pay infoUSA.com the annual Minimum CPM Fee as follows:

                 Year 1: Within ten (10) days after the Effective Date
                 Year 2: On or before the anniversary date of the Effective Date

6.2 CPM ROYALTIES: CPM Royalties are based on the actual number of "Pages" viewed by Users on the Licensee's Service and on Co-Branded Sites. "Page is defined as any Display of a Listing, a group of Listings, or a Record. For each 1000 Pages viewed, Licensee will pay infoUSA.com:

                 *****

6.3 REPORTING: Within thirty (30) days following the close of each month during the term of this Agreement. Licensee will supply infoUSA.com with a CPM Report and once the Annual Minimum CPM Is reached, all CPM Royalties, Revenue Shares and all other fees due that month. Please. use the CPM Report Form attached as Exhibit F.

6.4 UPDATE FEE: Licensee will pay a fee of ***** for each monthly infoUSA.com Update (defined in Section 36) within 10 days of Invoice from infoUSA.com.


* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.


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


7.   UNAUTHORIZED USE

7.1 Any use by Licensee or any User of the infoUSA.com Database. the infoUSA.com Content, the infoUUSA.com Brand Features or any other item of infoUSA.com's proprietary or intellectual property (together with the infoUSA.com Brand Features, collectively the "infoUSA.com Intellectual Property") which is not expressly authorized in this Agreement is strictly prohibited, Without limiting the generality of the foregoing, unless specifically permitted by this Agreement or unless authorized in writing by infoUSA.com, Licensee and the Users are expressly prohibited from: (a) co-branding the Licensee's Service with. or otherwise providing the Licensee's Service on behalf of, any third-party, except as expressly permitted in Section 3.2(b)iii (b) sublicensing or reselling the infoUSA.com Database or any infoUSA.com Content in whole or in part; (c) using or allowing third parties to use any infoUSA.com Content for the purpose of compiling, enhancing, verifying, supplementing, adding to or deleting from any mailing list. geographic or trade directories, business directories, classified directories. classified advertising. or other compilation of information which is sold, rented, published, furnished or in any manner provided to a third party; (d) using the infoUSA.com Database, any infoUSA.com Content or any infoUSA.com Intellectual Property in any service or product not specifically authorized in this Agreement, offering it through any third parry or disclosing it to anyone other than a User; or (e) disassembling, decompiling, reverse engineering, modifying or otherwise altering thee infoUSA.com Database or any infoUSA.com Content. Licensee agrees that it will notify infoUSA.com promptly in the event it becomes aware of or suspects any use or disclosure of the infoUSA.com Database or any infoUSA.com Content which is not permitted by this Agreement.

7.2  infoUSA.com agrees that (a) ***** and (b) *****.



Offline use of the infoUSA.com Database and infoUSA.com Content: Licensee further agrees that the infoUSA.com Database and infoUSA.com Content will not be combined or otherwise merged offline in the creation of Licensee's database with any data from other sources or with Licensee's Enhancements as described above in this Section 7.2. Notwithstanding the above, the parties do agree that the infoUSA.com Database and infoUSA.comContent can be stored in the same database table as data from other sources, but only as long as the infoUSA.com Database and infoUSA.com Content is maintained in a separately identifiable row within that database table.

Online use of the infoUSA.com Database and infoUSA.com Content: Licensee agrees that the infoUSA.com Database and infoUSA.com Content may be displayed with other third party data online In the delivery of Licensee's Service, but only in the display of Listings and/or Records In the Internet Application of Licensee's Service as provided in Section 3.2(b)ii or 3.2(b)(iii) and only if (a) *****,
(b) ***** and (c) infoUSA.com's logo and copyright notice is displayed as provided in Section 4.



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.


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



     In no event, either offline in the creation of Licensee's Database or online In the delivery of Licensee's Service, shall (a) ***** or (b) records not contained within the infoUSA.com Database licensed pursuant to this Agreement be added to Licensee's database from third party sources except with Enhancements as defined above. Notwithstanding the prior sentence, if the data to be added to Licensee's Databases is not within the data elements in the infoUSA.com Content (as set out on Exhibit C). then Licensee Is not prohibited from adding that data to Licensee's Database. Licensee acknowledges that all rights, title and interests to the infoUSA.com Database and infoUSA.com Content regardless of combinations with other information shall be and are retained exclusively by infoUSA.com and are the exclusive intellectual property of infoUSA.com. infoUSA.com acknowledges that all rights, title and Interests to the Licensee's database regardless of combinations with other non-infoUSA.com provided information shall be and are retained exclusively by Licensee and are the exclusive intellectual property of Licensee, subject to the limitations set forth in this Section 4.

7.3 Licensee shall Inform Users of the permitted uses of the infoUSA.com Content and shall provide reasonable notice of the unauthorized uses referenced in this
Section 7. If Licensee becomes aware of any unauthorized use by Users. Licensee shall use its best efforts to eliminate such unauthorized use by Users and to prevent the same in the future, including, but tot limited to, placing technical restrictions in its Licensee's Service to prevent such unauthorized use,

 7.4 Licensee shall use commercially reasonable efforts to make it impracticable for Users to create mailing or telemarketing lists. Licensee will house the infoUSA.com Content on the Internet behind firewalls and make its best effort to prevent unauthorized usage or copying of the infoUSA.com n Database or the infoUSA.com Content. Without limiting the foregoing Licensee will implement a system of controls that will: (a) protect the integrity of the infoUSA.com Database and the infoUSA.com Content; (b) control access to the infoUSA.com Content; and, if applicable (c) reasonably ensure that the amount of usage of the infoUSA.com Content is accurately recorded.

7.6 Licensee acknowledges that any unauthorized use of the infoUSA.com Database, any InfoUSA.com Content or any infoUSA.com Intellectual Property will cause irreparable harm and injury to infoUSA.com for which there is no adequate remedy at law. In addition to all other remedies under this Agreement, at law or in equity, Licensee further agrees that infoUSA.com shall be entitled to injunctive relief In the event Licensee uses the infoUSA.com Database, any infoUSA.com Content or any infoUSA.com Intellectual Property in violation of the limited license granted hereunder.

8).  LICENSE FEES AND ROYALTIES.

8.1 Any royalties or fees payable under this Agreement by Licensee, which are not paid when due, shall accrue interest at the lesser of (i) the rate of 1.5%, per month or ii) the highest percentage permitted by applicable state law. from the due date until paid.




* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.


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



8.2 Licensee shall permit infoUSA.com) to retain an Independent auditing firm or an independent accountant to audit its accounts. books and records. and internal databases and Licensee's processes to compile and update such databases as they relate to Licensee's rights or obligations hereunder, at infoUSA.com's expense and upon reasonable notice. Any external auditing firm or external accountant retained to perform such an audit shall be required to sign Licensee's Standard non-disclosure agreement prior to conducting such audit. The right granted under this Section 8.2 shall exist during the term of this Agreement and for one year thereafter. Upon concluding any audit, the auditing firm shall notify Licensee of the results thereof by overnight courier at the same time it notifies infoUSA.com. In the event an audit of Licensees internal databases and processes is performed and the auditing firm finds no violation of the requirements of
Section 7, Unauthorized Use,. the fact of no violation shall be the sole report with respect to the use of data. In the event of a finding of a violation, the audit report shall be labeled and treated as confidential, and shall contain specific descriptions of any alleged misuse or, unauthorized use to allow Licensee to verify the auditing firm's findings. In the event that infoUSA.com notifies Licensee of a finding of a violation of Section 7 pursuant to an audit under this Section 8.2, infoUSA.com may terminate this Agreement pursuant to
Section 10.3(a), provided that. before infoUSA.com shall actually terminate this Agreement, Licensee shrill have the right to contest any finding of a violation by making a specific presentation of compliance to the auditing firm within five
(5) days of Licensee's receipt of said finding. The auditing firm shall issue a follow-up report within three (3) days of its receipt of Licensee's response to determine a final finding. In the event of a final finding of a violation of section 7, infoUSA.com may terminate this Agreement immediately, In the event that infoUSA.com notifies Licensee that an adjustment must be made to the royalties and/or fees previously paid by Licensee hereunder, the parties shall use their best efforts in good faith to agree upon the amount of any such adjustment. Any such adjustment shall be paid within 5; business days after such agreement is reached. In the event the parties agree that the total amount of royalties and/or fees previously paid was less than the amount required to be paid under this Agreement and such deficiency is 10% or more of the amount previously paid, Licensee shall pay the reasonable audit costs incurred by infoUSA.com, including all reasonable out-of-pocket expanses.

8.3 Unless otherwise specified in this Agreement, the patties acknowledge that termination of this Agreement shall not terminate, diminish or otherwise affect a party's obligation to pay license fees or any fees or costs which have accrued under this Agreement,

9.   DELIVERY

9.1 if Licensee should he in material default of the Agreement infoUSA.com may, in its sole discretion, withhold infoUSA..com updates.

9.2 Licensee shall make available to infoUSA.com access to the Licensee's Service at no charge, so that infoUSA.com can understand and monitor the use of the infoUSA.com Content as Incorporated into the Licensee's Service.

10.  TERM AND TERMINATION.

10.1 The term of this Agreement will be for two (2) years commencing from the Effective Date, unless earlier terminated pursuant to this Section.

10.2 Either party may terminate this Agreement as follows: (a) if the other patty materially breaches any term or condition of this Agreement (except as otherwise provided in paragraphs 10.3 or 10.4 of this Agreement) and fails to remedy such breach within thirty (30) days after written notice of such breach: or (b) if the other party becomes subject to any receivership, insolvency, bankruptcy, moratorium or similar proceeding for more than thirty (30) days.

10.3 infoUSA.com may terminate this Agreement immediately If (a) Licensee participates In any unauthorized use of the infoUSA.com Database, the infoUSA.com Content or the infoUSA.com Brand Features (including, without limitation, participating In or allowing a third patty's unauthorized use thereof or falling to maintain control as outlined in Section 7.3 above): (b) Licensee fails to pay any amount due hereunder within 10 days after receiving notice from infoUSA.com that such payment is past due; (c) all or substantially all of the assets of Licensee are sold, assigned or otherwise transferred to any individual or entity ("Person") other than a Person controlling, under common control with or controlled by Licensee:


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


(d) 50% or more of the equity securities or voting interests of Licensee or the ultimate parent of Licensee is sold. assigned or otherwise transferred in a single transaction or a series of related transactions; (e) Licensee or its ultimate parent is a party to a merger, consolidation or other similar transaction; or (f) Licensee has materially broached any term or condition of this Agreement on 3 or more occasions, even If previous breaches were cured In accordance with the provisions of Section 10.2(a).

10.4 Upon termination of this Agreement for any reason, Licensee shall (a) ensure that all copies of the infoUSA.com Database. the infoUSA.com Content and any related data and information is deleted from its computers and, if applicable the computers of a third-party processor; (b) cause any and all use of the infoUSA.com Database, infoUSA.com Content and infoUSA.com Brand Features:
(c) return all copies, whether in print, tape or other media. of any of the infoUSA.com Database, infoUSA.com Content or intoUSA.com Brand Features in its possession to infoUSA.com no later than five (5) drays after termination of this
Agreement: and, (d) certify in writing within ten (10) days alter termination of this Agreement that Licensee and Processor have deleted or returned to infoUSA.com all copies of the infoUSA.com Database. InfoUSA.com Content and infoUSA.com Brand Features.

11. PROPRIETARY RIGHTS. Licensee acknowledges that all rights, title and interest to the infoUSA.com Database, the infoUSA.com Content and the infoUSA.com Brand Features, regardless of the forms of media In which such may be contained, shall be and are retained by infoUSA.com, subject to the license granted to Licensee under this Agreement.

12 CONFIDENTIALITY. The confidentiality agreement dated May 18, 2000 previously executed by the Parties is expressly incorporated herein by this reference. and the Parties agree that regardless of the term of that confidentiality agreement its terms shall continue to govern arid exist for the Term of this Agreement. Further, if its term is longer than the Term of this Agreement, then the confidentiality agreement shall survive the termination of this and any subsequent Agreement between the Parties.

13.  WARRANTIES AND DISCLAIMER OF WARRANTY.

13.1 infoUSA.com warrants and represents that (a) it has the necessary power and authority to enter into and perform its obligations under this Agreement and has properly authorized the same by all requisite action; (b) It has all necessary rights to grant the license under this Agreement ; and (c) the infoUSA.com Database and associated trademarks do not infringe upon any Intellectual Property Rights of any third party.

13.2 Licensee warrants and represents that (a) it has the necessary power and authority to enter into and perform its obligations under this Agreement and has properly authorized the same by all requisite action, (b) it has all necessary rights to accept the license granted to Licensee under this Agreement; and (c) the Licensee's Service, including any other database content and software and associated trademarks do not infringe upon any Intellectual Property Rights of any third patty.

13.3 The infoUSA.com Content is licensed on an "AS IS" basis without guarantee. InfoUSA.com does not guarantee that the infoUSA.com Database or the infoUSA.com Content will meet the Licensee's or any User's requirements: that it will operate in the combinations, or in the equipment, selected by the Licensee or any User, or that its operation will he error-free or without interruption, infoUSA.com MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WITH RESPECT TO THE infoUSA.com DATABASE OR the infoUSA.com Content, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY,

13.4 Following the delivery of the infoUSA.com Database or any infoUSA.com Update, infoUSA.com shall not be liable to Licensee or any third party in any way whatsoever due to, or as a result of, any modification or alteration of the infooUSA.com Database or the infoUSA.com Content by Licensee or by any other Person.

14.  INDEMNIFICATION.

14.1 Notwithstanding any other provision in this Agreement. InfoUSA.com shell defend or settle at its own expense any claim or suit against Licensee arising out of or in connection with an assertion that the infoUSA.com Database infringes


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



any Intellectual property rights of third parties, and infoUSA.com shall indemnify and hold harmless Licensee from damages, costs, and attorneys' fees, if any. finally awarded in such suit or the amount of the settlement thereof.

14.2 Notwithstanding any other provision in this Agreement, Licensee shall defend or settle at its own expense any claim or suit against infoUSA.com arising out of or in connection with an assertion that the Licensee's Service or any portion thereof infringes any intellectual property rights of third parties, and Licensee shall indemnify and hold harmless infoUSA.com from damages. costs. and attorneys', if any, finally awarded in such suit or tare amount of the settlement thereof.

14.3 Licensee agrees to defend, indemnity and hold infoUSA.com harmless from any and all claims, actions. demands, or liability to third parties which result from (i) Licensee's negligence or willful misconduct (ii) the violation of federal, state or local laws, rules or regulations by Licensee. Licensee's Service or Licensee's use of the infoUSA.com Database or the infoUSA.com Content; or (iii) the use of the infoUSA.com Database, the infoUSA.com Content, or the infoUSA.com Brand Features by or through Licensee or Licensee's Service in any way which infringes or violates any patent, copyright, trademark, trade secret, or other proprietary fights, or violating any rights of publicity or rights of privacy.

15.   LIMITATION OF LIABILITY

15.1 EXCEPT FOR INCEMNIFICAT1ON, UNAUTHORIZED USE OR MISUSE OF THE OTHER PARTY'S PROPRIETARY OR CONFIDEN71AL INFORMATION NEITHER PARTY'S LIABILITY FOR DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL EXCEED THE AMOUNT SPECIFIED IN SECTION 6.2(b) AS THE ANNUAL MINIMUM FEE FOR THE YEAR IN WHICH THE OTHER PARTY IS FOUND TO BE LIABLE. THIS AMOUNT IS NOT IN LIEU OF ANY AMOUNTS DUE OR PAID PURSUANT TO SECTION 6.1(b).

15.2 NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES OR FOR ANY LOST PROFITS OR ANY CLAIM OR DEMAND OF A SIMILAR NATURE OR KIND, WHETHER ASSERTED BY THE OTHER PARTY OR BY ANY THIRD PARTY, EVEN IFTHE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16. FORCE MAJEURE Neither party shall be liable to the other for delays in the performance of or completion of this Agreement, if such delay is caused by strike, riots, wars, government regulations, fire, flood. or other similar cause beyond its control, If such delay Continues thirty (30) days or more. or it becomes reasonably certain that such delay will continue for thirty (30) days, then the party's whose performance or completion of this Agreement is not delayed as set forth heroin shall have the option, exercisable by written notice to the other party, to terminate this Agreement.

17. ASSIGNMENTS. Licensee shall not assign this Agreement, or delegate or subcontract any of its obligations hereunder except with the written consent of the other party, which consent will not be unreasonably withheld.,

18. MODIFICATION. No modification of this Agreement shall be binding upon the Licensee and infoUSA.com unless made in writing and signed by duly authorized officers of both parties,

19. WHOLE AGREEMENT. This Agreement does not constitute an offer by infoUSA.com and it shall not be effective until signed by both parties. This Agreement constitutes the entire Agreement between the partied with respect to its subject matter and supersedes all prior and contemporaneous communications, negotiations, and agreements with respect thereto.

20. WAIVERS. The failure of either party to require the performance of any term or condition of this Agreement shall not prevent any subsequent enforcement of this term or condition, nor shall it be deemed a waiver of any other different or subsequent breach,

21. GOVERNING LAW. This Agreement shall be governed by and construed In accordance with the laws of the State of California, without regard to California's conflicts of laws principles and both parties consent to the exclusive jurisdiction of the state or federal courts located In Santa Clara County. California. In the event ant action is required to enforce any terms and conditions of this Agreement, the prevailing party in such legal action shall recover any attorney's fees incurred in connection with such action.

22. SEVERABILITY. A decision by any court of competent jurisdiction invalidating or holding unenforceable any part of this Agreement will not affect the validity and enforceability of any other part of this Agreement. If any part of this Agreement Is found to be invalid or unenforceable, that part will be amended to achieve as nearly as possible the objectives of the original provision within the limits of applicable law.

23. NO THIRD PARTY BENEFICIARIES. This Agreement is made solely and specifically between and for the benefit of the parties' signatory hereto. and no other person or entity whatsoever shall have any rights, interests or claims hereunder or be entitle to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

24. RELATIONSHIP OF PARTIES. This Agreement does not create a joint venture, agency relationship or partnership between infoUSA.com and Licensee, and each will act independently of the other, Neither pasty is empowered to bind or commit the other to any contract or other obligation.

25. COMPLIANCE. Licensee shall use. and shall ensure that its Users use, the infoUSA.com Database and the infoUSA.com Content in strict compliance with all applicable federal, state and local laws, rules and regulations, including but not limited to those concerning fax and/or e-mall transmissions, and direct marketing. Licensee and the Users are expressly prohibited from using the infoUSA.com database or the information or data obtained therefrom in part or whole as a factor in establishing an individual's eligibility for credit or insurance, in connection with underwriting individual insurance, in evaluating an individual for employment or for promotions. reassignment or retention as an employee, in connection with a determination of an Individual's eligibility for a licensee or other benefit granted by a governmental instrumentality, to solicit survivors of deceased persons, to imply that any specific information is known about an individual, in connection with any sweepstakes, contest game or similar promotional devices, in connection with any pornographic product or service or other product or service which caters to prurient interests or in connection with criminal investigations or other law purposes. Licensee further covenants and agrees that it shall not use the infoUSA.com Content in any combination, manner, apparatus. method, system or process which directly or indirectly infringes or violates the copyright, patent or other intellectual property rights of any other party.

26. TAXES. Licensee shall be responsible to pay all taxes of any type, nature or description (including, but not limited to, sale, use, gross receipts, excise. import or export) imposed on the transactions, products or services described In this Agreement, except for taxes imposed on or measured by infoU8A.com's corporate income.

27. HEADINGS. The title of each Exhibit or Appendix and the headings or titles preceding the text of the Sections or Paragraphs are inserted solely for Convenience of reference and shall not constitute a part of this Agreement, nor shall they affect the meaning, construction or effect of this Agreement. The parties have each participated in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no prosumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

28. QUALITY STANDARDS. Each of infoUSA.com and Licensee shall at all times conduct all aspects of its business which relate to this transaction in a professional manner that will reflect favorably upon the other party, so as to protect the reputation of the other party, its products and services.

29. INCLUSION OF NOTICES. Licensee will not alter or impair any acknowledgment of copyright or other Intellectual Property Right of infoUSA.com that may appear in the infoUSA.com Database, the intoUSA.com Content or the infoUSA.com Brand Features, and shall include all copyright, trademark and other similar notices that infoUSA.com may reasonably request on the screens of the Licensee's Service and as a part of the promotional efforts described in Section 6 above.

30 ALTERATION OF BRAND FEATURES. InfoUSA.com shall notify Licensee if it changes or adds to its Brand Features, and Licensee shall, within 30 days after receiving such notification, incorporate such changed or added Brand Features into the Licensee's Service, and, it applicable, the Buttons, the Banner Ads or any other of infoUSA.com's products to be promoted by Licensee pursuant to
Section 6 above.

31. PUBLICITY AND PUBLIC STATEMENTS. Licensee shall not use or reference infoUSA.com's name directly or indirectly in any of its publicity or marketing materials without the prior written consent of infoUSA.com. Licensee shall not make any public statements regarding this Agreement or its relationship with infoUSA.com during the Term without the prior written consent of infoUSA.com, except as required by law.

32. REMEDIES. Except as otherwise provided to this Agreement, the remedies contained in this Agreement are cumulative and non-exclusive and may be utilized in addition to all other remedies available to either party at law or in equity.

33. COUNTERPARTS. This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement.

34. NOTICES. Any notice required to be provided under this Agreement shall be given in writing and shall be deemed effectively given upon: (a) personal delivery; (b) deposit in the U.S. post office as certified or registered mail:
(c) deposit In a private next day delivery service with written verification of receipt; or (d) when sent by confirmed telefax to the following individuals:

34.1   if to Licensee:

                           Valuestar, Inc.
                           350 22"(degree)Street
                           Oakland. CA 94612
                           Attn: Tony Poe, Jim Stein, and Roger Metzler
                           Phone 510-808-1559
                           Fax 800-310-1400
                           Email tpoe@valuestar.com

     From time to time, inf0USA,com receives urgent requests to remove or modify certain listings. In such cases, Licensee can be contacted via e-Mall al the following address;

                           tpoe@valuester.com

34.2    if to infoUSA.com:

                           378 Vintage Park Drive
                           Foster City, CA 94404
                           Attn- V. Holly Albert, V.P.& General Counsel
                           Fax No-: (650) 389-0855

36. DELIVERY. Within 15 business days after the Effective Date, infoUSA.com will deliver the most recent version of the infOUSA.com Database and the Codemaster to Licensee via CD ROM at the following address:

                           ValueStar. Inv..
                           360 22nd Street
                           Oakland, CA 94612
                           Attn: Aaron Gray
                           phone 510-808-1559
                           Fax 800-310-1400
                           Email agray@vafuestar.com

     Shipping terms will be F.O.B. shipping point.

36. UPDATES. Each month thereafter, infoUSA.com will deliver to Licensee Updates of the infoUSA.com Content, as well as an updated CodeMaster ("infoUlSA.com Update") as specified in Exhibit B. Shipping terms will be F.O.B. shipping point.

37.      DEFINITIONS.

37.1     Access  means  to  search  for.  locate,   and  subsequently  view  the
         infoUSA.com Content.

37.2     Agreement refers to this agreement entered into by the Parties.

37.3 Banner Ads refer to the banner advertisements to be published by Licensee throughout the screens of Licensee's Service during each month.

37.4 Buttons refer to advertisements to be posted on the screens of Licensee's Service which will provide a hyperlink to the infoUSA.com web site that will allows Users to link to the infoUSA.com web site to purchase services.

37.5 Codemaster refers to the Codemaster Data Table and Abbreviation Table. The Codemaster is to be used by Licensee for internal purposes only, and is provided by infoUSA.com so that Licensee is able to interpret the infoUSA.com Database raw data.

37.6     Display means to use, reproduce, distribute. display or transmit.


37.7 Display Items refer collectively to a hyperlinked infoUSA.com logo, copyright notice and "click here" language on all screens where infoUSA.com Content is displayed or to a hyperlinked infoUSA.com logo, copyright notice and the Text line "some data provided by infoUSA.com on all screens where infoUSA.com Content is displayed.

37.12 Effective Rate refers to the date of the last party to sign this Agreement.

37.9 infoUSA.com Brand Features refer collectively to infoUSA.0om'a trademarks, service marks, logos and other distinctive brand features that are used in the infoUSA.com Content, and, if applicable, the Buttons, the Banner Ads or any other of infoUSA.com's products to be promoted by Licensee.

37.13    infoUSA.com  Content refers to the data elements  (described in Exhibit
         C) in the infoUSA.com Database which are being licensed to Licensee.

37.14 infoUSA.com Database refers to the database to be delivered to Licensee.

37.15    infoUSA.com   Intellectual   Property   refers   collectively   to  the
         infoUSA.com   Brand  Features  or  any  other  Item  of   infoUSA.com's
         proprietary or intellectual property.

37.16 infoUSA.com Update refers to updates of the infoUSA.com Content and updates to the Codemaster. As specified In Exhibit B.

37.17 Listing refers to a Page of either one person or business or a group of persons or businesses which show name, street address, city, state. Phone number and infoUSA.com number, unless otherwise provided in
         Section 3.2.

37.15 Net Revenue equals gross revenue less any fees and/or royalties paid by infoUSA.com to infoUSA or to other third parties, media, shipping costs and any returns or credits resulting from these sales and profiles.

37.16 Page refers to any Display of a listing, a group of Listings, or a Record.

37.17    Parties refer collectively to infoUSA.com and Licensee.

37.18 Record refers to a Page showing an Individual person or business, unless otherwise provided In Section 3.2.

37.18 Revenues equal gross revenue less discounts, refunds, returns or credit resulting from the sales leads and profiles and also excludes sales tax, shipping and handling costs, customs end duties.

37.19 User refers to any company. organization or individual, which has access to the infoUSA.com Content for personal, noncommercial use through the Licensee's Service.

Final


                                Read and Approved


ValueStar, Inc.                                  infoUsa.com, Inc.




/s/ ANTHONY A. POE.                         /s/ J. PETER BARDWICK
--------------------------------            --------------------------------
Signature                                   Signature



    Anthony A. Poe                              J. Peter Bardwick
--------------------------------            --------------------------------
Name                                        Name


    VP Business Development                     COO & CFO, infoUSA.com, Inc.
--------------------------------            --------------------------------
Title                                       Title


    6/12/2000                                   June 14, 2000
--------------------------------            --------------------------------
Date                                        Date

Final

                                    EXHIBIT A
                        DESCRIPTION OF LICENSEE'S SERVICE

Licensee's Service is a business rating service known as ValueStar, which will be made available to Users only via Licensee's server on an Internet web site located at ValueStar.com and on Co-Branded Sites as expressly provided in
Section 3.2(b)iii. Licensee's Service allows Users to search for businesses by business category In a geographic area. Licensee's Service provides Users with information on businesses in the category and area searched which is either (1) verified. (2) top rated or (3) unverified. A verified business contains information regarding licensing, insurance. credit. suits, customer satisfaction surveys and complaints related to that particular business. A top rated business contains the same information as a verified business, as well as a high score on ValueStar's customer satisfaction rating System. An unverified business is missing some information about either the licensing, insurance. credit. suits or complaints minted to that particular business. Licensee's Service permits Users to Improve customer satisfaction from service providers by Identifying ValueStar-rated service providers.

Licensee's Service is created from more than 2,500 databases. which Licensee filters and cross matches to create the Licensee's ValueStar database. Licensee will use the infoUSA.com Database and the infoUSA.com Content contained herewith, along with databases from third patty sources. to create its prime data warehouse table subject to the restrictions set forth In this Agreement and as described In Exhibit D. These data sources, including the infoUSA.com Database, are used by Licensee to create a quality rating brand for each service provider listed in Licensee's Services.

Final

                                    EXHIBIT B

                 DATA TO BE DELIVERED BY infoUSA.com (Section 2)

         Licensee will receive up to 6 million records from the US Business File portion of the infoUSA.com Database, based on ***** SIC codes for various businesses from the service sector.

               UPDATES TO BE DELIVERED BY infoUSA.com (Section 35)


         Full file or transaction file update?     Full file update
         Via CD ROM or FTP (if available)?         CA ROM



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.



                                                           EXHIBIT C

                                                DATA ELEMENTS AND LAYOUT

----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
FIELD                         DATA ELEMENT                         LENGTH    START                END
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------

----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------
*****                         *****                                *****     *****                *****
----------------------------- ------------------------------------ --------- -------------------- ---------------------------------



* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

NOTE: PLEASE REVIEW THE RECORD LAYOUT CAREFULLY. THE LICENSED DATA PROVIDED UNDER THIS AGREEMENT MAY INCLUDE FIELDS POPULATED WITH DATA WHOSE USE FOR CERTAIN PURPOSES IS LIMITED UNDER FEDERAL, STATE OR OTHER APPLICABLE LAWS. UNDER THE TERMS OF THE AGREEMENT IT IS SOLELY LICENSEE'S RESPONSIBILITY TO4 COMPLY WITH SUCH LAWS.

                                    EXHIBIT D

 PURPOSE FOR WHICH THE INFOUSA.COM DATABASE AND CONTENT WILL BE USED BY LICENSEE


Validation Application

*****

*****

Internet Application

Licensee's web site, ValueStar.com, will allow Users to query against the final database described above, which database shall contain data from its infoUSA.com Content in each record, except when Licensee has added records subject to restrictions sot forth Section 7.2. Records in Licensee's database which contain primarily data elements from the infoUSA.com Content will be in the unverified category as described above in Exhibit A, which unverified records will be listed on the bottom of a User query. Records in Licensee's database which contain data elements from third party sources In addition to the infoUSA.com Content will be in the verified and top rated categories as described above in Exhibit A. All data will be available! to be updated by the service provider/business. subject to the restrictions set forth In Section 7.2, and such updates will take precedence over all other sources of data In Licensee's final database.

LOCATION OF SERVER(S): Global Center, 1215 Borrogus. Sunnyvale, CA 94089

LICENSEE'S URL WHERE INFOUSA.COM CONTENT WILL BE DISPLAYED: www.valuestar.com and on Co-Branded Sites as expressly provided in Section 3.2(b)iii
















* PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                                    EXHIBIT E

              InfoUSA.com LOGO, COPYRIGHT NOTICES and BRAND FEATURE


         DISPLAYING THE INFOUSA.COM LOG0 ON THE UCENSEE'S SERVICE:

         Each search results page containing infoUSA.com Content will either (a) continuously display the following hyperlinked logo, copyright notice, and "click here" language or (b) display a hyperlinked infoUSA.com logo. copyright notice and the text line "some data provided by infoUSA.com" on all screens where infolJSA.com Content is displayed.

         Data by

         InfoUSA.com
         Copyright
         All Rights Reserved
              Click here for sales leads, mailing lists and business credit reports.

         Some Data by
         InfoUSA.com
         Copyright
         All Rights Reserved

         The infoUSA.com logo will provided by infoJSA.com. and will be 113 pixels x 54 pixels In size.

         Listing: A Listing(s) will appear as follows:

              XYZ Company
              123 Main Street
              Anywhere, USA
              (123)456-7890

         Record: A Record will appear as follows;

              XYZ Company
              123 Main Street
              Anywhere, LISA 98766
              (123)466-7890